John B. Sanfilippo & Son, Inc. August 10, 2006

Safe Harbor Some of the statements in this presentation constitute "forward-looking statements" about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "forecast," "predict," "propose," "potential" or "continue" or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement. We caution that forward-looking statements are qualified by important factors that could cause actual results to differ materially from those in the forward looking statements. The factors that could negatively impact future results include: (i) sales activity for the Company's products, including a decline in sales to one or more key customers; (ii) changes in the availability and costs of raw materials for the production of the Company's products and the impact of fixed price commitments with customers; (iii) fluctuations in the value and quantity of the Company's inventories of pecans, walnuts, almonds, peanuts or other nuts due to fluctuations in the market prices of these nuts and routine bulk inventory estimation adjustments, respectively; (iv) the Company's ability to lessen the negative impact of competitive pressures by reducing its selling prices and increasing sales volume while at the same time maintaining profit margins by reducing costs; (v) the potential for lost sales or product liability if our customers lose confidence in the safety of our products or are harmed as a result of using our products, particularly due to product adulteration, misbranding or peanut and tree nut allergy issues; (vi) risks and uncertainties regarding the Company's facility consolidation project; and (vii) the timing and occurrence (or nonoccurrence) of other transactions and events which may be subject to circumstances beyond the Company's control.

Agenda Business Overview Category Update Marketing & New Products Financial Overview Facility Consolidation Project

Business Overview

Company Highlights Nuts continue to be one of the faster growing categories in snacks in dollar terms Key advantages Pure play, vertically integrated, processing powerhouse Broad product portfolio Distribution channel diversity Innovative product and packaging 84 years of operational expertise

What's Unique About JBSS Prolongs freshness and shelf life Reduces costs for basic processing Enhances stability and quality of supply Meets a wide array of customer demands Cold Storage Shelling Direct Sourcing Processing #1 nut processor and #2 full line nut brand Only vertically integrated major industry player Only sheller of 5 major domestic nuts Distribution in all channels Widest array of nut product and packaging solutions Consistent growth Gold Medal Winner 'Superior Taste" from the American Academy of Taste

Orchards Cold Storage Shelling, Sizing, Blanching, Slice/Dice Roasting Packaging Cleaning & Inspection Other Companies Begin "Manufacturing" Ingredients Ready for Production Shipping Vertical Integration Product Packed Per Product Mix & Customer Requirements Starts at the Grower Ends Delivered to customer

Strategically Located Operations Positioned to maximize efficiencies Positioned to maximize efficiencies Elgin, IL Elk Grove Village, IL

Sales Growth ($ Millions) JBSS is the second largest nut company in the U.S. in revenues JBSS is committed to investment in industry Global market distribution & customer base Compounded Annual Growth Rate = 14.2% 2001 2002 2003 2004 2005 342.3 352.8 419.7 520.8 581.7

One-Stop Nut Supplier Most complete product portfolio of nuts in the U.S. Comprehensive variety of value- added products Wide assortment of other snack products Most versatile styles and sizes, customized to customer specifications Benefits Appeals to major customers Reduces product concentration risks Gross Sales Mix by Product Type (YTD 3/30/06)

Tins PET Cello Film Bowls Large Format Product/Packaging Diversification Unsurpassed processing and packaging expertise

Business Diversification Source: Net Sales through 3/30/06 Industrial Foodservice Contract Mfg. Consumer Products Export East 23 10.5 7 50.7 7.8 Multi-channel presence & expertise offers: Added-value: a key competitive advantage v. others Leading-edge technology, innovation & knowledge transfer across channels

Distribution Channels Industrial Food Service Consumer Export Contract Packaging Products: Customer Types: Ingredients Fisher brand Other Ingredients Fisher brand Other Private label Fisher brand Other Private label Fisher brand Bulk Various packaging styles Bakeries Dairies Food processors Confectioners Restaurants Hotels Sports stadiums Airlines Grocery Drug Mass Convenience Grocery and food manufacturers in 32 countries Food manufacturing companies YTD Net Sales Mix: (ended 3/30/06) 23% 11% 51% 8% 7% YTD Net Sales Growth: (ended 3/30/06) 8% 9% 0% 2% 0% 0%

In-Store Category Reach Check Out Cereal Health Bars Candy Cookies Frozen Entrees Cakes, Muffins Fresh Cheese, Salads Ice Cream Ingredients Salad & Baking Kits Contract Packaging Frozen Cakes, Desserts Food Service Fresh Bread Bulk Foods Single Serve Snacks Peanut Butter Snack Nuts Salty Snacks Baking Nuts/Ingredients Twist-Tie, SIS Peanuts Packaged Candy Mega Packs Nut Toppings Representative Products

Consumer Distribution Channel Largest private label manufacturer, servicing more than 55 programs These relationships allow us to demonstrate our high product quality Private label programs open incremental sales opportunities for Fisher products Private Label Fisher Other 0.7 0.26 0.04

Industrial Distribution Channel Focused on the 20 largest food manufacturers in the U.S. One-stop supplier status critical to these relationships Consolidation of major food manufacturers has provided opportunities Technical support for applications in development Net Sales by Segment in Industrial Channel (YTD 3/30/06) Bakery 30% Telemarketing 7% Re-bagger 3% Manufacturer 23% Confection 13% Other 2% Dairy 22% Bakery Confection Dairy Fundraiser Manufacturer Rebagger Telemarketing 0.3 0.13 0.22 0.02 0.23 0.03 0.07

Full Capability Range Vertical integration & expertise provides a complete range of capabilities: Shelling & Processing Shelling Pecans / Walnuts / Peanuts Processing Macadamias / Almonds Peanut Butter Roasting Oil & Dry Roasting Custom packaging Value-added processing capability From the Grower... to Us..... to You ...... Grower direct sourcing of: Pecans / Walnuts / Almonds / Peanuts

Category Review

JBSS 8/2006

Consumer Trends

- Growing use of nuts in salads and cooking as part of "good for you" trends in eating
- FDA claims on the health benefits of nuts. Total food and beverage items with health and wellness labeling have increased 2.7% in dollars vs. YA and 6.7% vs. four years ago[a]
- Mintel forecasts the U.S. FDM sales of cooking and baking nuts to increase 19%, at current prices over the 5 year period of 2005-2010.^


The Traditional Healthy Mediterranean Diet Pyramid
Monthly
Weekly
Daily
MEAT
SWEETS
EGGS
POULTRY
FISH
CHEESE & YOGURT
OLIVE OIL
FRUITS
VEGETABLES
BREAD, PASTA, RICE, COUSCOUS POLENTA, OTHER WHOLE GRAINS & POTATOES
Daily Physical Activity

FIGURE 54: FORECAST OF U.S. SALES OF BAKING NUTS, AT CURRENT AND CONSTANT PRICES, 2005-10

Year	Sales at current prices $million	Index	% change	Sales at constant 2005 prices* $million	Index	% change
2005	440	100	-	440	100	-
2006	456	104	3.6	442	101	0.5
2007	473	108	3.7	445	101	0.5
2008	489	111	3.4	445	101	0.1
2009	506	115	3.5	445	101	0.1
2010	524	119	3.6	446	101	0.2

Note: Excludes sales from Wal-Mart, Trader Joe's and convenience stores
* Adjusted for inflation using the All Items CPI

[a]Source: ACNielsen LabelTrends FDM (excluding Wal-Mart) – 52 weeks ending 12/3/05 vs. YA
^Mintel Nuts and Dried Fruit Report U.S. Consumer Intelligence, February 2006

Fisher Nuts
JOHN B. SANFILIPPO & SON, INC.

Dollars YA 1605412558 CY 1650259742 Units YA 614507358 CY 606195572 Total Snack Nuts/Seeds/Mixes Food, Drug, Mass +2.8% -1.4% Source: ACNielsen FDM 52 Weeks Ending 7/01/06 vs. YA Snack Nuts/Seed/Mix category growth has slowed over the last couple months: Units: Low crop on seeds Macadamia demand decrease Decreased demand with slowing of low-carb Dollars: Price Increases Commodity Costs Confidential and Proprietary Copyright (c) 2006 ACNielsen

Snack Nut Dollar Sales by Brand FDM Private Label A/O Brand Planters Frito-Lay Emerald Fisher Blue Diamond Evon's Mauna Loa Nutcracker Sunshine Country 477029967 397564721 566445576 36608137 47979502 27952536 69894947 150871 21417487 5212805 3214 Planters P/L A/O Frito-Lay Blue Diamond Emerald Fisher Mauna Loa Nutcracker Evon's Sunshine Country YA 551761024 464488387 409756267 35003481 58648084 30700091 24896767 21984297 7963394 187598 23168 CY 566445576 477029967 397564721 36608137 69894947 47979502 27952536 21417487 5212805 150871 3214 +2.7% +2.7% -34.5% +4.6% +12.3% -3.0% +19.2% -19.6% -86.1% +56.3% -2.6% % To Total Business Source: ACNielsen FDM 52 Weeks Ending 7/01/06 vs. YA Growth in Planters due in part to decreased price gaps as compared with Private Label. A/O labels down due to decreased sales on seed items. Blue Diamond remains up due to the popularity and health benefits of almonds. Mauna Loa down due to decreased macadamia usage. Fisher up due to increased distribution and higher prices. Confidential and Proprietary Copyright (c) 2006 ACNielsen

Snack Nut Unit Sales by Nut Type FDM Peanut Seeds Cashew Mixes A/O Mixed Nut Almond Pistachio Macadamia In-Shell - 3-D Pie 182016822 81732853 93108732 37921676 5348962 78508307 50815965 27996857 5258208 43487191 Peanut Cashew Seeds Mixed Nut Almond In-Shell Pistachio Mixes Macadamia A/O YA 191561031 95362619 84575598 79762430 46396814 44047627 31462001 31220460 6038445 4080338 CY 182016822 93108732 81732853 78508307 50815965 43487191 27996857 37921676 5258208 5348962 -5.0% -2.4% -3.4% -1.6% +9.5% -1.3% -11.0% -12.9% +31.1% +21.5% Seeds -Down due to short crop and higher commodity costs. Almonds -Strong growth due to a focus on published health benefits. Mixes -Show strong growth driven by select national brand. Macadamias -Trending down due to soft sales. Peanuts -Still account for the majority share of units sold. Source: ACNielsen FDM 52 Weeks Ending 7/01/06 vs. YA Confidential and Proprietary Copyright (c) 2006 ACNielsen

Total Baking Nuts FDM Units YA 151574362 CY 150855154 Dollars YA 494357241 CY 543751802 +10.0% -0.5% Baking nut category growth has slowed over the last couple months: Units: Macadamia demand decrease Higher prices Dollars: Price Increases Higher Commodity Costs Source: ACNielsen FDM 52 Weeks Ending 7/01/06 vs. YA Confidential and Proprietary Copyright (c) 2006 ACNielsen

A/O Diamond P/L Planters Fisher Azar Sunshine Country Evon's YA 185350870 159540556 95744078 37679048 7728927 7521945 791823 0 CY 200064877 173197835 113599683 39480822 12127114 4707833 565077 8550 Baking Nut Dollar Sales by Brand - FDM +7.9% +8.6% -37.4% +56.9% +18.6% +4.8% A/O Diamond P/L Planters Azar Fisher Sunshine Country Evon's 200064877 173197835 113599683 39480822 4707833 12127114 565077 8550 -28.6% Diamond -Increased in dollars but behind category due to later implementation of price increases. Private Label -Up twice the category. More retailers introducing private brand baking lines. A/O -Up slightly, but top sellers are down in sales. Azar -Down due to decreased distribution Planters -Top items down in sales but up in dollars with price increase. Fisher -Up due to increased distribution and price increase. Source: ACNielsen FDM 52 Weeks Ending 7/01/06 vs. YA +100.0% Confidential and Proprietary Copyright (c) 2006 ACNielsen

Baking Nut Unit Sales by Nut Type - FDM Walnuts Pecans Almond Pine Nuts A/O Peanuts Filbert/Hazlenuts Brazil Nuts Macadamias YA 55861982 42835613 38400415 4986186 4040008 2081771 1878676 780923 708792 CY 56856663 41679390 37813378 5482379 3731384 2044961 1892168 775508 579330 +1.8% Walnuts Pecans Almond A/O Peanuts Pine Nuts Filbert/Hazelnuts Brazil Nuts Macadamias 56856663 41679390 37813378 3731384 2044961 5482379 1892168 775508 579330 -2.7% -1.5% +10.0% -7.6% -1.8% +0.7% -0.7% -18.3% Walnuts -Still account for the majority share of units sold. Almonds -Continue downward trend. Pecans -Downward trend could be caused by prices increased vs. YA. Macadamias-Trending down due to soft sales. Pine Nuts- Still have strong growth driven by new items and increased sales in top items. Source: ACNielsen FDM 52 Weeks Ending 7/01/06 vs. YA Confidential and Proprietary Copyright (c) 2006 ACNielsen

Groundbreaking of New 1 Million sq ft. corporate headquarters that includes state of the art machinery and processing The addition of the following Sports Teams: Modesto Nuts Chicago Fire The addition of the Manhattan Theatre Group Market Specific FSI's East Coast Launch of the New Fisher Fusions 60+ additional new products Alternate channel initiative resulted in launch of first Private Brand products at Office Depot Secured incremental promotions at major customers Building a solid foundation: Procurement Marketing R & D Quality Long-term Strategic Plan Public Relations support Corporate store re-brand Growth Brand Product Corporate FY 2006 Highlights

3 time Category Colonel Award Winner Awards Superior Taste Award -American Academy of Taste Retail and Food Service

Marketing & New Product Development

Corporate Marketing Support Centralize Marketing Department to Support all Channels of Distribution at JBSS Effectively Leverage Initiatives Across all Channels of Dist.: Sales Opportunities Marketing Programs - Industry, Trade & Consumer New Product Development Corporate / Brand Development Communication / Education Execution Execution Execution Execution Execution Execution Execution Execution Execution Execution Execution Execution Execution Execution Execution Execution Execution

National Promotional / Cross Promotional Activity National Cause Marketing Public Relations Radio National Print Regional Campaigns National Sports Marketing Program Brand Support Trade Regional / Local National Customer Grass Roots Ronald McDonald's House Hurricane Katrina Greater Chicago Food Depository MS and Juvenile Diabetes Walk

Creating a Continuous Pipeline of Relevant Product SURPs Small -7 SURPs Large -3 Naturals -4 Almonds -3 Pecans -3 Holiday -10 New Product Development

JBSS 8/2006

Fisher Fusions


Fisher
Fusions
Martini Mix
Tropical Twist

Asian Spice

Crunchy nuts & crispy rice crackers with the 'kung pow' of chili and sweet-hot wasabi peas

Cheddar Crunch

Every sweet & salty, crunchy & cheesy, corny & nutty bites turns into a celebration

Country Honey

For honey lovers – a sweet & salty blend with a hint of cinnamon spice

Martini Mix

Classic nuts shaken up with an unexpected twist of green olives

Sweet Harvest

A bountiful, beautiful blend – ruby-red cranberries & raisins among golden cashews and frosted walnuts

Trail Blazer

A high-energy mix of nuts, fruit and chocolate – it will definitely take you off the beaten path

Tropical Twist

Roasted nuts, chewy fruit & crisp banana chips create a fresh calypso of flavor

Fisher Nuts
JOHN B. SANFILIPPO & SON, INC.

Demos Violator Hand Out Button Shelf Talker Dangler Marketing Support Category Driving Recommendations In Store Initiatives: Drives Consumers to Aisle In Aisle Initiatives: Motivates Purchase Decision Flip Book -explains consumer benefits of nuts and usages Recipe Card Program - provides continual new ideas for nuts Circular

Financial Overview

Key Income Statement Items As A % of Net Sales Last 4 Quarters Ended March 2001 2002 2003 2004 2005 2006 GROSS MARGIN 0.18 0.144 0.144 0.194 0.141 0.092 S,G&A 0.119 0.089 0.08 0.112 0.094 0.091 NET INCOME 0.022 0.022 0.033 0.046 0.026 -0.006 2001 - 2003 not restated for freight reclassification

Net Sales Vs. Investment Last 4 Quarters Ended March 2001 2002 2003 2004 2005 2006 NET SALES 342435 339391 401430 495608 562143 592820 AVG DEBT + EQUITY 194021 191895 192333 207785 260007 324269 AVG NET PP&E 70366 69462 68023 68304 70475 106790 AVG INVENTORY 118611 117212 124625 143671 198391 225393

Operating Measures Last 4 Quarters Ended March 2001 2002 2003 2004 2005 2006 EBITDA 31874 29366 36786 53674 37535 10721 NET INCOME 7610 7535 13065 22700 14490 -3634 OPERATING CASH FLOW 5907 27619 4520 18760 -62862 37333

EBITDA Last 4 Quarters Ended March * EBITDA is a non-GAAP measure commonly used by analysts and investors.. We believe that it is important in evaluating financial performance and market valuation. (in $000'S) 2001^ 2002^ 2003 ~ 2004^ 2005^ 2006 NET SALES $ 342,435 $ 339,391 $ 401,430 $ 495,608 $ 562,143 $ 592,820 NET INCOME $ 7,610 $ 7,535 $ 13,065 $ 22,700 $ 14,491 $ (3,634) INCOME TAX EXPENSE $ 5,072 $ 5,024 $ 8,313 $ 14,513 $ 9,263 $ (1,892) INTEREST EXPENSE $ 8,752 $ 6,372 $ 4,808 $ 4,982 $ 2,619 $ 6,523 DEPRECIATION AND AMORTIZATION $ 10,440 $ 10,435 $ 10,600 $ 11,479 $ 11,163 $ 9,724 EBITDA * $ 31,874 $ 29,366 $ 36,786 $ 53,674 $ 37,536 $ 10,721 EBITDA MARGIN 9.3% 8.7% 9.2% 10.8% 6.7% 1.8% ^ From Supplementary Quarterly Data (unaudited) in the respective year's Form 10-K ~ From Prospectus March 23, 2004

Return on Investment Measures Last 4 Quarters Ended March 2001 2002 2003 2004 2005 2006 AVG DEBT + EQUITY 0.0392 0.0393 0.0679 0.1092 0.0557 -0.0112 AVG NET PP&E 0.1081 0.1085 0.1921 0.3323 0.2056 -0.034 AVG INVENTORY 0.0642 0.0643 0.1048 0.158 0.073 -0.0161 Return on Investment measures (Average Debt/Equity, Average Net PP&E and Average Inventory) are non-GAAP measures commonly used by analysts and investors.. We believe that they are important in evaluating financial performance and market valuation.

Commodities Source: JBSS market survey of suppliers and brokers. Gross margin %'s are most recently reported. Darkened gross margin bars indicate the beginning of a crop year

Estimated Distribution of 2005 World Tree Nut Production (Shelled Kernel Basis) Source: International Nut Council 2006

Facility Consolidation Project

Introducing the New John B. Sanfilippo & Son, Inc. Corporate Headquarters and Manufacturing/Distribution Facility

Introducing the New John B. Sanfilippo & Son, Inc. Corporate Headquarters and Manufacturing / Distribution Facility Consolidation Benefits Strategic Processing/ Manufacturing/ Technology Research & Development Allergen Controls Distribution Quality Projected Timeline Centralized headquarters 950,000 square feet of manufacturing and distribution space 100,000 square feet of general office space Fully customized to meet the growing needs of the industry and our customers 7/14/2006 We are Prepared to Meet Our Customers Needs 4/01/2006 Facility process flow testing to be conducted throughout the installation process, preparing us for live product distribution. - Warehouse/Dock Expansion construction complete 7/19/2006 Shipments started from the Elgin facility. 2/01/2007 Corporate offices to move into Elgin Facility. Malmo facility to be integrated into Elgin facility. 7/31/2008 Zenith facility to be integrated into Elgin facility. 12/31/2008 Move into new Headquarters To be completed. 12/31/2008

John B. Sanfilippo & Son, Inc. Nasdaq: JBSS August 10, 2006